Exhibit 99.3
Consent of Independent Certified Public Accountants
We consent to the incorporation by reference in Registration Statement No. 333-145410 on Form S-8 of Care Investment Trust, Inc., of our report, dated September 8, 2008, relating to the combined statement of revenues and certain operating expenses of the twelve properties collectively referred to as Bickford Master I, L.L.C. for the year ended December 31, 2007, which report is included in this Form 8-K/A.
/s/ BKD, llp
Kansas City, Missouri
September 10, 2008